Filed Pursuant to Rule 497(k)

Registration No.: 002-86188

ANCHOR SERIES TRUST

Growth and Income Portfolio

(the “Portfolio”)

Supplement dated October 5, 2017, to the Portfolio’s Summary

Prospectus dated May 1, 2017, as supplemented and amended to date

Effective October 9, 2017, the Portfolio’s name will change as shown in the chart below to reflect the “New Portfolio Name.” The Portfolio will maintain its current investment adviser. In addition, there will be no changes in the Portfolio’s investment goals, strategies, or portfolio managers in connection with the renaming.

Current Portfolio Name	New Portfolio Name

ANCHOR SERIES TRUST

Growth and Income Portfolio	SA Wellington Growth and Income Portfolio

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.